UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 11, 2024

QSAM BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41337	20-1602779
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification Number)

9442 Capital of Texas Hwy N, Plaza 1, Suite 500 Austin, Texas 78759	78759
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(512) 343-4558

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On November 14, 2023, QSAM Biosciences, Inc. (the “Company”) announced that it had signed a non-binding term sheet (the “Term Sheet”) with Telix Pharmaceuticals (US) Inc., a subsidiary of Telix Pharmaceuticals Limited (ASX: TLX) (collectively, “Telix”), a biopharmaceutical company headquartered in Melbourne, Australia focused on the development and commercialization of diagnostic and therapeutic radiopharmaceuticals, providing material terms for the acquisition of the Company by Telix by means of a merger (the “Proposed Acquisition”). In connection with the Term Sheet, Telix paid the Company a US$2 million Pre-Closing Collaboration and Option Fee (the “Collaboration Fee”) to advance the Company’s development efforts based on mutually agreed goals and to provide 60 days of exclusivity pending completion of diligence and execution of definitive agreements (the “Exclusivity Period”). This Exclusivity Period was due to expire on January 14, 2024.

On January 11, 2024, the Company granted Telix an additional 30 days until February 14, 2024 under the Exclusivity Period to complete its due diligence and allow the parties time to complete definitive agreements for the Proposed Acquisition. No additional consideration was paid to the Company for this 30-day extension.

The closing of the Proposed Acquisition is subject to many conditions including satisfactory completion of diligence by both parties, negotiation and execution of the definitive agreements, and approval by the Company’s stockholders.

This current report contains “forward-looking statements.” These statements relate to future events or our future financial performance. These statements are only predictions and may differ materially from actual future results or events. The Company disclaims any intention or obligation to revise any forward-looking statements, whether as a result of new information, future developments or otherwise. There are important risk factors that could cause actual results to differ from those contained in forward-looking statements, including, the satisfactory completion diligence by both parties, successful negotiation and execution of definition agreements, and other general market and geo-political events that are outside the Company’s control. This is not an offering of securities, and securities may not be offered or sold absent registration or an applicable exemption from the registration requirements.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2024	QSAM Biosciences, Inc.

	By:	/s/ Douglas Baum
Douglas Baum, CEO